SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 21, 1999



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



            Delaware                    333-76801                52-1495132
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code (732) 205-0600



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         (Former name or former address, if changed since last report.)


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ITEM 5. Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Donaldson, Lufkin & Jenrette Securities Corporation which are hereby filed pursuant to such letter. The exhibit hereto is identical to the exhibit (99) filed by the Registrant with the Commission under the Current Report on Form 8-K bearing a Date of Report of June 21, 1999 and the erroneous Commission File No. of 333-76081. This Amendment No. 1 to Current Report on Form 8-K/A sets forth the Registrant's correct Commission File No.

ITEM 7. Financial Statements and Exhibits

         (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------

(99)                                   Computational Materials
                                       prepared by Donaldson, Lufkin &
                                       Jenrette Securities Corporation, in
                                       connection with Chase Mortgage Finance
                                       Corporation, Multi-Class Mortgage
                                       Pass-Through Certificates, Series 1999-S9

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHASE MORTGAGE FINANCE CORPORATION
                                             ----------------------------------
                                                          (Registrant)


Date: June 24, 1999
                                                  /s/   Eileen Lindblom
                                             ----------------------------------
                                                          (Signature)
                                             Eileen Lindblom
                                             Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

  (99)                 Computational Materials                      P
                       prepared by Donaldson, Lufkin &
                       Jenrette Securities Corporation, in
                       connection with Chase Mortgage
                       Finance Corporation, Multi-Class
                       Mortgage Pass-Through
                       Certificates, Series 1999-S9